                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)





[Growth Equity Graphic]



GROWTH EQUITY


Annual Report
2002










DELAWARE
Technology and Innovation Fund






[Graphic Appears Here] POWERED BY RESEARCH.(SM)

A Commitment
  to Our Investors

Experience

o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.

o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 73 years, we have weathered a wide range of economic and market environments.

Performance

o   We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service

o   We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification

o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates managed more than $87 billion in assets as of June 30, 2002.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.

Table
  of Contents

Letter to Shareholders                              1
Portfolio Management Review                         3
At Delaware                                         5
Performance Summary                                 6
Financial Statements:
  Statement of Net Assets                           7
  Statement of Operations                           9
  Statements of Changes in Net Assets              10
  Financial Highlights                             11
  Notes to Financial Statements                    15
  Report of Independent Auditors                   17
Proxy Results                                      18
Board of Trustees/Officers                         19

                                         Delaware Technology and Innovation Fund
Letter                                   July 9, 2002
  to Shareholders

Recap of Events

At 2002's midpoint, U.S. equities appeared to be on their way to a third calendar year of negative returns. With corporate accounting malpractices dominating business headlines, negative sentiment was running rampant in the marketplace as we entered the third quarter.

Following a strong recovery by stocks during the fourth quarter of 2001, major equity market indexes began to decline and by June had fallen to levels near, or past, their previous low points since the stock market peak of March 2000. In fact, the just-closed quarter was the worst second quarter of any year since 1970 for the Dow Jones Industrial Average (Source: The Wall Street Journal Market Data Group). As investors continued to fret about a range of issues, including terrorism, corporate accounting practices, and potential weakness in the current economic recovery, equity prices became further depressed in most industries. By the end of June, the negative sentiment in the stock market felt like a polar opposite of 1999's period of "irrational exuberance." On many days, the stock market lost ground regardless of the tone of the day's business news.

We believe the extreme bearish sentiment in the market this summer may actually be a long-term bullish sign for committed investors. None of the above suggests to us that investors' current outlook should be so negative. A core principle of long-term investing is that no trend lasts forever. Market history tells us that down markets usually create long-range opportunities. No one knows whether the stock market is going up, down, or sideways over the next few months, or even years. What we do know is that, when compared to many other assets, equities offer strong long-term capital appreciation potential.

Although last year's recession appears more severe than previously believed, the economic rebound of 2002 continues, albeit at a modest pace. The annual growth rate for gross domestic product in the first quarter far surpassed the rate predicted by a Wall Street Journal survey of 55 professional economists in January. A similar mid year poll put expected economic growth rates for the third and fourth quarters of this year at +3.3% and +3.7%, respectively. Continuation of the recovery would eventually mean a stronger profit picture, the lack of which is currently the key factor determining stock prices in the view of many investors.

Delaware Technology and Innovation Fund returned -57.94% (Class A shares at net asset value with distributions reinvested) during the fiscal year ended June 30, 2002. The 407 funds composing the Lipper Science and Technology Funds Average lost -44.60% during the same year. The Fund's benchmark index is measured by the Nasdaq Composite Index, which had a -32.30% return for the fiscal year. The Fund's former benchmark, the S&P 500 Index, was down -17.98% for the period.


Total Return
For the period ended June 30, 2002                                    One Year
Delaware Technology and Innovation Fund -- Class A Shares              -57.94%
Lipper Science and Technology Funds Average (407 funds)                -44.60%
Nasdaq Composite Index                                                 -32.30%
S&P 500 Index                                                          -17.98%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the index can be found on page 6. The Lipper Science and Technology Funds Average represents the average return of science and technology funds tracked by Lipper (Source: Lipper Inc.). To better track relative fund performance, a change was recently made to the Fund's prospectus. Whereas the Fund was formerly benchmarked to the S&P 500 Index (an unmanaged index of large-capitalization U.S. companies), the Nasdaq Composite Index was selected as a better barometer of Fund performance given its greater weighting toward technology-related companies. The Nasdaq Composite Index is an unmanaged index of large- and smaller-sized U.S. companies that are traded through the Nasdaq National Market. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Market Outlook

The investment landscape has clearly changed in recent years. In our opinion, equity investors are still going through a long and painful process of reining in expectations after years of outsized returns and a technology bubble of historic proportions in the late 1990s. Once that process is complete, and once stronger corporate earnings become apparent, we can expect to see average returns for stocks going forward on the order of approximately seven to 10 percent per year over the long term. In the meantime, we think professionally managed funds constitute attractive investment options, and may hold advantages over indexing strategies should the stock market remain range-bound.

There are a number of ways to prepare today for the possibility of continued market volatility. For starters, diversifying your investment portfolio is a strategy that stands out as imperative, especially with the stock market struggling to find its legs. We encourage consulting with a financial advisor to assure sufficient diversification in a portfolio targeted to meet specific goals.

In the long run, we are optimistic about the prospects for both the U.S. economy and for equity investing. We believe that the U.S. continues to offer a political and business structure that provides the world's best opportunities for growth, while our nation's wealth of intellectual capital, innovation, and ingenuity is second to none. In our opinion, it takes a Herculean effort to remain pessimistic about the U.S. stock market over long periods. We believe that, like most stock market trends, the environment of overwhelming pessimism that investors have recently created must end in time.

Sincerely,

/s/ Charles E. Haldeman, Jr.
----------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds





/s/ David K. Downes
----------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                Delaware Technology and Innovation Fund
  Management Review                      July 9, 2002


Fund Managers
Jeffrey Hynoski
Portfolio Manager
Gerald S. Frey
Chief Investment Officer -- Growth

The Fund's Results

The Fund's fiscal year ended June 30, 2002 was one of the most trying periods investors have ever encountered. At seemingly every turn investors were faced with another shock to our political and financial systems. Over the course of the year the U.S. experienced the shock of September 11, undertook a war to fight terrorism across the globe, and were faced with escalating hostilities in the Middle East. Any one of these situations is enough to give the world's financial markets pause, but added to these burdens is the array of corporate problems that has surfaced within the United States.

As the technology market struggled, Delaware Technology and Innovation Fund returned -57.94% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended June 30, 2002. The funds that compose the Lipper Science and Technology Funds Average also experienced an unfavorable year on a relative basis, declining -44.60%. For the period, the technology-oriented Nasdaq Composite Index fell -32.30% and the broader S&P 500 Index, which measures mostly large-capitalization U.S. companies, fell -17.98% during the same period.

Geopolitical tensions negatively affect investors' general confidence, while corporate governance concerns erode the public trust. We believe that these factors, along with lingering negative effects of the recession in the United States, served to create the valuation contraction that occurred in the stock market.

A valuation contraction affects the various sectors of the market in different ways. The financial press has highlighted the outperformance of value-oriented investments relative to growth investments during the past year. In an environment where valuations are under pressure, the lowest-valued stocks fell less than the highest valued stocks. Likewise, within the technology universe, value stocks fell less than growth stocks. The Fund is focused on growth technology, and this hurt our performance during the fiscal year.

Portfolio Highlights

The Fund invests in companies that are market share leaders, have good management teams, are situated in strategic end markets, and are market participants that have created high barriers to entry. In addition, these companies are positioned in a sector that is growing faster than the market.

Unfortunately, many such companies have been among the worst performers in the past 12 months. Companies with these characteristics tend to be growth technology companies that were the most highly valued at the market's peak. During the fiscal year ended June 30, 2002, the Nasdaq Composite Index tumbled -32.30%, but the Lipper Science and Technology Funds Average experienced an even greater loss of -44.60%.

There remains a bright spot in the otherwise gloomy assessment of our markets, and that is the solid performance of the U.S. economy. Since the period of negative GDP rate posted in the aftermath of September 11, the economy has consistently outperformed most Wall Street expectations, growing in both the fourth quarter of 2001 and first quarter of 2002. In fact, heading into the first quarter of 2002, most economists expected the economy to grow at about one percent, but it realized an annualized gain of approximately five percent (source: U.S. Department of Commerce).

The technology industry recovered nicely from the stock market lows of last September, with financial performance in the sector showing improvement in the December- and March-ending quarters. Over the period, the number of technology companies meeting or exceeding Wall Street expectations began to improve, there was an increased number of companies showing solid sequential growth, and the operating margin improvement of those participating in the growth was dramatic. There were nevertheless still some sectors where business conditions continued to deteriorate throughout the year, such as telecommunications capital equipment.

As of June 30, 2002, your Fund was invested in a diverse selection of growth technology companies, including those developing and marketing computer software and hardware, communications equipment, and semiconductors. During the fiscal year, the Fund progressively increased its holdings in the computer hardware sector from 1.83% at the start to 7.36% at the close. We retained our Dell Computer position and added Cymer and Jabil Circuit to round off this sector. Computer software accounted for over a third of the Fund's net assets as of our last annual report. Throughout the year, we turned our attention toward other areas within the technology realm, and as of June 30, 2002, the sector composed 24.71% of net assets. Semiconductors still account for a large percentage of the Fund's net assets. Companies such as Novellus Systems and Applied Micro Circuits have remained within this sector during the year as semiconductors now compose 17.98% of the net assets at fiscal year end, compared to the 25.86% reported six months prior.

The financial improvement that many of these companies have experienced was masked by the compression in price-to-earnings ratios that began in the second half of the 2002 first quarter and was continuing as of this writing. Market multiples began to contract with each new accounting revelation and again growth technology companies were hit hard. There were some technology companies that cut their financial forecast for the upcoming quarters but the number of companies doing so was not large. We believe the fact that technology stock prices were falling at much greater pace than earnings estimates were being cut illustrates that a multiple compression was the main issue influencing prices.

Outlook

We believe that technology investments continue to hold tremendous promise for future long-term growth. The recovery will be uneven, as some areas are showing improvement while other areas will take awhile longer. We encourage investors to be patient and focus on the long term. Confidence and trust should be restored and the multiple compression part of this cycle will likely run its course.

The technology market is constantly evolving, and the leaders of one generation may fail to thrive in the next. This does not imply anything about the broad technology markets, except that leadership is changing. We would not be surprised to see more companies experiencing financial hardship, which would be a routine symptom of a competitive global market. Investors should not jump to the conclusion that the technology sector is in trouble due to a few of its members experiencing financial difficulty. There are many sectors within the technology industry and there may be little or no relationship between the businesses within these sectors.

We believe the Fund is well-positioned for an eventual recovery in technology stocks. We believe that the technology sector may well reestablish itself among the leadership groups in the stock market when we see corporate spending accelerate.

Top 10 Sectors
As of June 30, 2002
                                                            Percentage
Sector                                                     of Net Assets
------------------------------------------------------------------------
Computer Software                                              24.71%
------------------------------------------------------------------------
Semiconductors                                                 17.98%
------------------------------------------------------------------------
Electronics & Electrical
   Equipment                                                   14.20%
------------------------------------------------------------------------
Computer Communications                                        11.80%
------------------------------------------------------------------------
Computer Hardware                                               7.36%
------------------------------------------------------------------------
Electronic Production Equipment                                 3.07%
------------------------------------------------------------------------
Electronic Data Processing Peripherals                          2.68%
------------------------------------------------------------------------
Telecommunications Equipment                                    1.61%
------------------------------------------------------------------------
Business Services                                               1.20%
------------------------------------------------------------------------
Diversified Electronic Products                                 0.98%
------------------------------------------------------------------------

Top 10 Holdings
As of June 30, 2002

                                                             Percentage
Company                    Industry                        of Net Assets
------------------------------------------------------------------------
NetIQ                      Computer Software                    3.64%
------------------------------------------------------------------------
Dell Computer              Computer Hardware                    3.47%
------------------------------------------------------------------------
Microsoft                  Computer Software                    3.32%
------------------------------------------------------------------------
Cisco Systems              Computer Communications              3.21%
------------------------------------------------------------------------
Lam Research               Electronic Production Equipment      3.07%
------------------------------------------------------------------------
Maxim Integrated
------------------------------------------------------------------------
Products                   Semiconductors                       2.83%
------------------------------------------------------------------------
Brocade Communications
------------------------------------------------------------------------
Systems                    Computer Communications              2.77%
------------------------------------------------------------------------
Network Appliance          Electronic Data
                           Processing/Peripherals               2.68%
------------------------------------------------------------------------
Manhattan Associates       Computer Software                    2.45%
------------------------------------------------------------------------
Extreme Networks           Computer Communications              2.39%
------------------------------------------------------------------------

At Delaware

Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o   Astute security selection is essential when seeking a performance advantage.

o   Superior fundamental research is the key to astute security selection.

Using these core principles, we have built an organization that is Powered by Research. We believe our organization represents an effective model for conducting and capitalizing on independent fundamental research and analysis.

FIVE SPECIALIZED CENTERS OF EXPERTISE

While many organizations single handedly try to be all things across all investment disciplines, we at Delaware Investments have elected instead to decentralize and have structured ourselves into five distinct Centers of Expertise, each focused on a specific investment discipline:

o   U.S. growth equity
o   U.S. value equity
o   U.S. fixed income
o   International and global
o   U.S. structured equity products

Each Center of Expertise is led by a team of seasoned management professionals who embrace our belief in superior fundamental research.

THE INDEPENDENT RESEARCH ADVANTAGE

Each Center of Expertise is responsible for its own investment process and conducts its own independent research rather than rely on the one-size-fits-all recommendations of a single, centralized research team. We believe our decentralized approach offers us an independent research advantage:


Focused Expertise
Research is always conducted from the viewpoint of a specific asset-class discipline by the professionals best equipped to shape and evaluate it.

Direct Accountability
The people who do the research are the very same people who actually manage the investments and are accountable for the results.

Superior Security Selection
We believe this direct approach to fundamental research enables each Center of Expertise to uncover market inefficiencies and underappreciated securities that represent their discipline's most rewarding opportunities.

The Investor Advantage
Our experience has taught us that, despite ongoing change, knowledgeable investors will continue to need long-range investment plans that have well-defined objectives and diversified asset management. Delaware Investments has put in place the intellectual capital, infrastructure, and organizational commitment to deliver superior asset management to the discriminating investor.

For more information about the funds managed by each Center of Expertise and how they might fit into your long-term investment strategy, we encourage you to contact your financial advisor or call us at 800 523-1918.

Delaware eDelivery


WANT TO REDUCE PAPER CLUTTER?

You can receive these fund reports electronically instead of by U.S. mail. To sign up for Delaware eDelivery and get your fund documents online, go to www.delawareinvestments.com/edelivery.

[GRAPHIC OMITTED: ILLUSTRATION OF EDELIVERY LOGO]

If you have questions or need assistance, contact our Shareholder Service Center via e-mail at service@delinvest.com or call 800 523-1918. Representatives are available Monday through Friday from 8:00 a.m. to 8:00 p.m., Eastern Time.

Delaware
  Technology and Innovation Fund

Fund Basics
As of June 30, 2002
-----------------------------------------------
Fund Objective:
The Fund seeks to provide long-term capital
growth.
-----------------------------------------------
Total Fund Net Assets:
$25.73 million
-----------------------------------------------
Number of Holdings:
50
-----------------------------------------------
Fund Start Date:
December 29, 1999
-----------------------------------------------

Your Fund Managers:

Jeffrey W. Hynoski holds a BS in finance from the University of Delaware and an MBA with a concentration in investments/portfolio management/financial economics from Pace University. Mr. Hynoski joined Delaware Investments in 1998. Previously, he served as a Vice President at Bessemer Trust Company in the mid- and large-capitalization growth equity group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. Cowen Asset Management. Mr. Hynoski has been managing the Technology and Innovation Fund since its inception.

Gerald S. Frey leads the Delaware Investments growth team. He holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.

Fund Performance
Average Annual Total Returns
Through June 30, 2002                        Lifetime           One Year
------------------------------------------------------------------------
Class A (Est. 12/29/99)
Excluding Sales Charge                       -52.04%             -57.94%
Including Sales Charge                       -53.16%             -60.41%
------------------------------------------------------------------------
Class B (Est. 12/29/99)
Excluding Sales Charge                       -52.33%             -58.18%
Including Sales Charge                       -52.90%             -60.27%
------------------------------------------------------------------------
Class C (Est. 12/29/99)
Excluding Sales Charge                       -52.33%             -58.18%
Including Sales Charge                       -52.33%             -58.59%
------------------------------------------------------------------------
Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime and one-year periods ended June 30, 2002, for Delaware Technology and Innovation Fund's Institutional Class were -51.90% and -57.76%, respectively. The Institutional Class shares were first made available on December 29, 1999 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Technology and Innovation Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DTYIX

--------------------------------
Nasdaq Symbols:
Class A DTYAX
Class B DTYBX
Class C DTYCX

                             [Graphic Appears Here]




Delaware Technology and Innovation Fund Growth of $10,000 investment chart
--------------------------------------------------------------------------


                        Delaware
                     Technology and
                    Innovation Fund -
                     Class A Shares     S&P 500 Index    Nasdaq Composite Index
      31-Dec-99         $9,446             $10,000             $10,000
      31-Mar-00         $11,497            $10,229             $11,237
      30-Jun-00         $10,754            $9,958               $9,746
      30-Sep-00         $12,195            $9,861               $9,026
      31-Dec-00         $6,641             $9,089               $6,071
      30-Mar-01         $2,916             $8,012               $4,522
      30-Jun-01         $3,559             $8,481               $5,309
      30-Sep-01         $1,696             $7,236               $3,683
      31-Dec-01         $2,506             $8,009               $4,793
      30-Mar-02         $2,262             $8,031               $4,535
      30-Jun-02         $1,497             $6,955               $3,596

Chart assumes $10,000 invested in Delaware Technology and Innovation Fund on December 29, 1999 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Chart also assumes $10,000 invested in the Nasdaq Composite Index and the S&P 500 Index at closest month's end, December 31, 1999. After December 31, 1999, returns plotted were as of the last day of each successive month. The Nasdaq Composite Index is an unmanaged composite of large-and smaller-capitalization U.S. companies that are traded through the Nasdaq National Market. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the cost of buying, selling and holding securities. You cannot invest directly in an index. Past performance does not guarantee future results.

Statement                                Delaware Technology and Innovation Fund
  of Net Assets                          June 30, 2002


                                            Number of       Market
                                              Shares        Value
Common Stock - 85.59%
Business Services - 1.20%
   +eBay                                       5,000      $  308,100
                                                          ----------
                                                             308,100
                                                          ----------
Computer Communications - 11.80%
   +Brocade Communications Systems            40,800         713,184
   +Cisco Systems                             59,200         825,840
   +Emulex                                    19,500         438,945
   +Extreme Networks                          60,900         614,481
   +Juniper Networks                          15,800          89,270
     Nokia                                    24,500         354,760
                                                          ----------
                                                           3,036,480
                                                          ----------
Computer Hardware - 7.36%
   +Cymer                                     16,700         585,168
   +Dell Computer                             34,200         893,988
   +Jabil Circuit                             19,600         413,756
                                                          ----------
                                                           1,892,912
                                                          ----------
Computer Software - 24.71%
   +Accenture                                 19,600         372,400
   +Agile Software                            24,300         176,661
   +Ariba                                     78,400         250,096
   +BEA Systems                               24,600         233,946
   +Electronics Arts                           5,000         330,250
   +L-3 Communications                         4,900         264,600
   +Manhattan Associates                      19,600         630,336
   +Microsoft                                 15,600         853,320
   +NetIQ                                     41,400         936,881
   +Oracle                                    29,400         278,418
   +PeopleSoft                                37,700         560,976
   +Quest Software                            19,600         284,788
     SAP                                      19,600         472,948
   +Siebel Systems                            13,600         193,392
   +Veritas Software                          26,350         521,467
                                                          ----------
                                                           6,360,479
                                                          ----------
Diversified Electronic Products - 0.98%
   +Finisar                                  106,400         252,168
                                                          ----------
                                                             252,168
                                                          ----------
Electronic Data Processing Peripherals - 2.68%
   +Network Appliance                         55,400         689,176
                                                          ----------
                                                             689,176
                                                          ----------
Electronic Production Equipment - 3.07%
   +Lam Research                              43,900         789,322
                                                          ----------
                                                             789,322
                                                          ----------

                                            Number of       Market
                                              Shares        Value
Common Stock (continued)
Electronics & Electrical Equipment - 14.20%
   +Agilent Technologies                      10,700      $   255,516
   +Amkor Technologies                        29,500          183,490
   +Analog Devices                            19,600          582,120
   +Flextronics International                 34,300          244,559
   +Intersil Holdings                         24,500          523,810
   +Marvell Technology Group                  19,500          387,855
     Motorola                                 19,600          282,632
   +QLogic                                    11,900          453,390
     Raytheon                                  6,800          277,100
     Texas Instruments                        19,500          462,150
                                                          -----------
                                                            3,652,622
                                                          -----------
Semiconductors - 17.98%
   +Altera                                    34,000          462,400
   +Applied Materials                         21,600          410,832
   +Applied Micro Circuits                    85,300          403,469
     Intel                                    29,500          538,965
     Linear Technology                        19,000          597,170
   +Maxim Integrated Products                 19,000          728,270
   +Novellus Systems                          11,700          397,800
   +PMC-Sierra                                41,800          387,486
   +Vitesse Semiconductor                     29,500           91,745
   +Xilinx                                    27,100          607,853
                                                          -----------
                                                            4,625,990
                                                          -----------
Telecommunications Equipment - 1.61%
   +CIENA                                     29,766          124,719
   +QUALCOMM                                  10,500          288,645
                                                          -----------
                                                              413,364
                                                          -----------
Total Common Stock (cost $42,590,568)                      22,020,613
                                                          -----------

Statement                                Delaware Technology and Innovation Fund
  of Net Assets (continued)

                                             Principal       Market
                                               Amount        Value
Repurchase Agreements- 26.86%
  With BNP Paribas 1.91%
      7/1/02 (dated 6/28/02,
      collateralized by $1,791,000
      U.S. Treasury Notes 6.00% due
      9/30/02, market value $1,836,164
      and $685,000 U.S. Treasury Notes
      5.375% due 6/30/03,
      market value $726,619)                 $2,508,000   $ 2,508,000
With J. P. Morgan Securities 1.83%
      7/1/02 (dated 6/28/02,
      collateralized by
      $1,941,000 U.S. Treasury Bills due
      9/19/02, market value $1,934,675)       1,896,000     1,896,000
With UBS Warburg 1.90%
      7/1/02 (dated 6/28/02,
      collateralized by $896,000
      U.S. Treasury Notes 5.375% due
      6/30/03, market value $949,532,
      $896,000 U.S. Treasury Notes
      5.875% due 2/15/04,
      market value $961,852
      and $578,000 U.S. Treasury Notes
      6.625% due 5/15/07,
      market value $647,062)                  2,508,000     2,508,000
                                                          -----------
Total Repurchase Agreements
  (cost $6,912,000)                                         6,912,000
                                                          -----------
Total Market Value of Securities - 112.45%
   (cost $49,502,568)                                      28,932,613
Payable for Securities Purchased - (12.11%)                (3,115,618)
Liabilities Net of Receivables
   and Other Assets - (0.34%)                                 (86,941)
                                                          -----------
Net Assets Applicable to 19,219,329
   Shares Outstanding - 100.00%                           $25,730,054
                        ======                            ===========

Net Asset Value -- Delaware Technology and
   Innovation Fund Class A
   ($11,520,327 / 8,535,020 Shares)                             $1.35
                                                                -----
Net Asset Value -- Delaware Technology and
   Innovation Fund Class B
   ($9,874,289 / 7,440,561 Shares)                              $1.33
                                                                -----

Net Asset Value -- Delaware Technology and
   Innovation Fund Class C
   ($3,059,037 / 2,304,056 Shares)                              $1.33
                                                                -----
Net Asset Value -- Delaware Technology and
   Innovation Fund Institutional Class
   ($1,276,401 / 939,692 Shares)                                $1.36
                                                                -----

Components of Net Assets at June 30, 2002:
Shares of beneficial interest
   (unlimited authorization -- no par)                    $ 170,920,150
Accumulated net realized loss on investments               (124,620,141)
Net unrealized depreciation of investments                  (20,569,955)
                                                          -------------
Total net assets                                          $  25,730,054
                                                          =============

 + Non-income producing security for the year ended June 30, 2002.

Net Asset Value and Offering Price per Share --
 Delaware Technology and Innovation Fund
Net asset value Class A (A)                                       $1.35
Sales charge (5.75% of offering or 5.93%
 of the amount invested per share) (B)                             0.08
                                                                  -----
Offering price                                                    $1.43
                                                                  =====

(A)Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B)See the current prospectus for purchases of $50,000 or more.


See accompanying notes

Statement                                                                    Delaware Technology and Innovation Fund
  of Operations                                                              Year Ended June 30, 2002

Investment Income:
   Dividends                                                                     $ 79,868
   Interest                                                                        15,776       $     95,644
                                                                                 --------       ------------

Expenses:
   Management fees                                                                295,147
   Dividend disbursing and transfer agent fees and expenses                       542,293
   Distribution expenses-- Class A                                                 41,886
   Distribution expenses-- Class B                                                158,740
   Distribution expenses-- Class C                                                 49,084
   Reports and statements to shareholders                                         112,397
   Registration fees                                                               59,030
   Accounting and administration expenses                                          17,738
   Professional fees                                                                2,229
   Custodian fees                                                                   1,969
   Trustees' fees                                                                   1,933
   Other                                                                           19,910          1,302,356
                                                                                 --------
   Less expenses absorbed or waived                                                                 (580,050)
   Less expenses paid indirectly                                                                      (1,063)
                                                                                                ------------
   Total expenses                                                                                    721,243
                                                                                                ------------
Net Investment Loss                                                                                 (625,599)
                                                                                                ------------

Net Realized and Unrealized Loss on Investments:
   Net realized loss on investments                                                              (21,518,794)
   Net change in unrealized appreciation/depreciation of investments                             (12,487,549)
                                                                                                ------------
Net Realized and Unrealized Loss on Investments                                                  (34,006,343)
                                                                                                ------------

Net Decrease in Net Assets Resulting from Operations                                            $(34,631,942)
                                                                                                ============


See accompanying notes

Statements                                                                  Delaware Technology and Innovation Fund
  of Changes in Net Assets

                                                                                           Year Ended
                                                                                   6/30/02            6/30/01

Decrease in Net Assets from Operations:
   Net investment loss                                                          $   (625,599)      $  (1,483,952)
   Net realized loss on investments                                              (21,518,794)        (86,922,078)
   Net change in unrealized appreciation/depreciation of investments             (12,487,549)        (14,518,851)
                                                                                ------------       -------------
   Net decrease in net assets resulting from operations                          (34,631,942)       (102,924,881)
                                                                                ------------       -------------

Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                                      13,311,955          35,841,571
     Class B                                                                       5,464,520          30,368,857
     Class C                                                                       1,813,645           8,577,192
     Institutional Class                                                           1,977,181          18,712,543
                                                                                ------------       -------------
                                                                                  22,567,301          93,500,163
                                                                                ------------       -------------
   Cost of shares repurchased:
     Class A                                                                      (9,517,671)        (23,224,107)
     Class B                                                                      (4,730,599)        (10,025,914)
     Class C                                                                      (1,750,291)         (5,740,773)
     Institutional Class                                                          (1,900,077)        (15,962,337)
                                                                                ------------       -------------
                                                                                 (17,898,638)        (54,953,131)
                                                                                ------------       -------------
Increase in net assets derived from capital share transactions                     4,668,663          38,547,032
                                                                                ------------       -------------
Net Decrease in Net Assets                                                       (29,963,279)        (64,377,849)

Net Assets:
   Beginning of period                                                            55,693,333         120,071,182
                                                                                ------------       -------------
   End of period                                                                $ 25,730,054       $  55,693,333
                                                                                ============       =============

See accompanying notes

Financial
   Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                Delaware Technology and Innovation Fund Class A

                                                                                                   12/29/99(1)
                                                                              Year Ended               to
                                                                       6/30/02         6/30/01       6/30/00

Net asset value, beginning of period                                  $  3.210        $  9.700       $ 8.500

Income (loss) from investment operations:
Net investment loss(2)                                                  (0.025)         (0.073)       (0.049)
Net realized and unrealized gain (loss) on investments                  (1.835)         (6.417)        1.249
                                                                      --------        --------       -------
Total from investment operations                                        (1.860)         (6.490)        1.200
                                                                      --------        --------       -------

Net asset value, end of period                                        $  1.350        $  3.210       $ 9.700
                                                                      ========        ========       =======

Total return(3)                                                        (57.94%)        (66.91%)       14.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                               $ 11,520         $22,452       $50,548
Ratio of expenses to average net assets                                  1.45%           1.44%         1.45%
Ratio of expenses to average net assets
   prior to expense imitation and expenses paid indirectly               2.93%           1.78%         1.78%
Ratio of net investment loss to average net assets                      (1.22%)         (1.11%)       (1.04%)
Ratio of net investment loss to average net assets
   prior to expense limitation and expenses paid indirectly             (2.70%)         (1.45%)       (1.37%)
Portfolio turnover                                                         90%            144%          177%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2)  Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the periods. Performance would have been lower if the expense limitations were not in effect.


See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Technology and Innovation Fund Class B
                                                                                                         12/29/99(1)
                                                                               Year Ended                    to
                                                                        6/30/02           6/30/01          6/30/00

Net asset value, beginning of period                                    $3.180            $9.670            $8.500

Income (loss) from investment operations:
Net investment loss(2)                                                  (0.041)           (0.119)           (0.082)
Net realized and unrealized gain (loss) on investments                  (1.809)           (6.371)            1.252
                                                                        ------            ------             -----
Total from investment operations                                        (1.850)           (6.490)            1.170
                                                                        ------            ------             -----

Net asset value, end of period                                          $1.330            $3.180            $9.670
                                                                        ======            ======            ======

Total return(3)                                                        (58.18%)          (67.15%)           13.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                 $9,874           $23,160           $47,257
Ratio of expenses to average net assets                                  2.20%             2.19%             2.20%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly              3.68%             2.53%             2.53%
Ratio of net investment loss to average net assets                      (1.97%)           (1.86%)           (1.79%)
Ratio of net investment loss to average net assets
   prior to expense limitation and expenses paid indirectly             (3.45%)           (2.20%)           (2.12%)
Portfolio turnover                                                         90%              144%              177%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2)  Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the periods. Performance would have been lower if the expense limitations were not in effect.


See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware Technology and Innovation Fund Class C

                                                                                                        12/29/99(1)
                                                                               Year Ended                    to
                                                                        6/30/02          6/30/01          6/30/00

Net asset value, beginning of period                                    $3.180           $9.670            $8.500

Income (loss) from investment operations:
Net investment loss(2)                                                  (0.041)          (0.121)           (0.082)
Net realized and unrealized gain (loss) on investments                  (1.809)          (6.369)            1.252
                                                                        ------           ------             -----
Total from investment operations                                        (1.850)          (6.490)            1.170
                                                                        ------           ------             -----

Net asset value, end of period                                          $1.330           $3.180            $9.670
                                                                        ======           ======            ======

Total return(3)                                                        (58.18%)         (67.15%)           13.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                 $3,059           $7,282           $18,431
Ratio of expenses to average net assets                                  2.20%            2.19%             2.20%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly              3.68%            2.53%             2.53%
Ratio of net investment loss to average net assets                      (1.97%)          (1.86%)           (1.79%)
Ratio of net investment loss to average net assets
   prior to expense limitation and expenses paid indirectly             (3.45%)          (2.20%)           (2.12%)
Portfolio turnover                                                         90%             144%              177%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2)  Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the periods. Performance would have been lower if the expense limitations were not in effect.


See accompanying notes

Financial
   Highlights (continued)

 Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware Technology and Innovation Fund Class
                                                                                                       12/29/99(1)
                                                                             Year Ended                     to
                                                                        6/30/02         6/30/01           6/30/00

Net asset value, beginning of period                                    $3.220           $9.700           $8.500

Income (loss) from investment operations:
Net investment loss(2)                                                  (0.020)          (0.056)          (0.037)
Net realized and unrealized gain (loss) on investments                  (1.840)          (6.424)           1.237
                                                                        ------           ------           ------
Total from investment operations                                        (1.860)          (6.480)           1.200
                                                                        ------           ------           ------
Net asset value, end of period                                          $1.360           $3.220           $9.700
                                                                        ======           ======           ======

Total return(3)                                                        (57.76%)         (66.80%)          14.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                 $1,276           $2,798           $3,836
Ratio of expenses to average net assets                                  1.20%            1.19%            1.20%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly              2.68%            1.53%            1.53%
Ratio of net investment loss to average net assets                      (0.97%)          (0.86%)          (0.79%)
Ratio of net investment loss to average net assets
   prior to expense limitation and expenses paid indirectly             (2.45%)          (1.20%)          (1.12%)
Portfolio turnover                                                         90%             144%             177%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2)  Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. An expense limitation was in effect during the periods. Performance would have been lower if the expense limitations were not in effect.


See accompanying notes

Notes                                    Delaware Technology and Innovation Fund
    to Financial Statements              June 30, 2002


Delaware Group Equity Funds III (the "Trust") is organized as a Delaware business trust and offers seven series: Delaware American Services Fund, Delaware Focused Growth Fund, Delaware Focused Value Fund (formerly Delaware Research Fund), Delaware Health Care Fund, Delaware Small Cap Growth Fund, Delaware Technology and Innovation Fund, and Delaware Trend Fund. These financial statements and related notes pertain to the Delaware Technology and Innovation Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers, Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The objective of the Fund is to seek long-term capital growth.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class.
Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and net realized gains from investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $939 for the year ended June 30, 2002. In addition, the Fund receives earnings credits from its custodian when positive balances are maintained, which are used to offset custody fees. The earnings credits for the year ended June 30, 2002 were approximately $124. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commission, distribution fees, and extraordinary expenses, do not exceed 1.20% of average daily net assets of the Fund through August 31, 2003.

At June 30, 2002, the Fund had receivables from or liabilities payable to affiliates as follows:

   Receivable from DMC under expense
      limitation agreement                              $63,499

   Dividend disbursing, transfer agent fees,
      accounting and other expenses payable to DSC       39,187

   Other expenses payable to DMC and affiliates           7,006

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to the distribution agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% (currently set by the Board of Trustees at 0.25%) of the average daily net assets of the A Class shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares.

Notes                                    Delaware Technology and Innovation Fund
   to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
For the year ended June 30, 2002, DDLP earned $21,420 for commissions on sales of the Fund Class A shares.

Certain officers of DMC, DSC and DDLP are officers, and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended June 30, 2002, the Fund made purchases of $35,959,941 and sales of $31,302,133 of investment securities other than short-term investments. At June 30, 2002, the cost of investments for Federal income tax purposes was $56,759,181. At June 30, 2002 the net unrealized depreciation was $27,826,568 of which $17,770 related to unrealized appreciation of investments and $27,844,338 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. There were no dividends or distributions paid during the years ended June 30, 2001 and 2002.

As of June 30, 2002, the components of net assets on a tax basis were as follow:

         Shares of beneficial interest                 $170,920,150
         Capital loss carryforwards                     (92,718,857)
         Post-October losses                            (24,644,671)
         Unrealized depreciation of investments         (27,826,568)
                                                       ------------
         Net assets                                    $ 25,730,054
                                                       ============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforward expire as follows: $22,409,888 expires in 2009 and $70,308,969 expires in 2010.

Post-October losses represent losses realized on investment transactions from November 1, 2001 through June 30, 2002 that, in accordance with federal income tax regulations the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                  Year Ended
                                            6/30/02        6/30/01
Shares sold:
   Class A                                 6,319,077      5,453,304
   Class B                                 2,519,953      4,339,285
   Class C                                   880,397      1,220,463
   Institutional Class                       970,067      2,784,981
                                          ----------     ----------
                                          10,689,494     13,798,033
                                          ----------     ----------
Shares repurchased:
   Class A                                (4,772,185)    (3,678,594)
   Class B                                (2,359,017)    (1,945,458)
   Class C                                  (864,996)      (837,211)
   Institutional Class                      (898,490)    (2,312,327)
                                          ----------     ----------
                                          (8,894,688)    (8,773,590)
                                          ----------     ----------
Net increase                               1,794,806      5,024,443
                                          ==========     ==========

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Fund had no amount outstanding as of June 30, 2002, or at any time during the year.

7. Credit & Market Risks
The Fund concentrates its investments in companies management believes will benefit from technology advances and innovation. As a result, the value of the Fund's shares can be expected to fluctuate in response to factors affecting the industries in which these companies operate, and may fluctuate more widely than a fund that invests in a broader range of industries. The Fund may be more susceptible to any single economic, political or regulatory occurrence affecting these companies.

The Fund invests a significant portion of its assets in small- and medium- sized companies and may be subject to certain risks associated with ownership of securities of small- and medium-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Report
   of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Equity Funds III - Delaware Technology and Innovation Fund

We have audited the accompanying statement of net assets of Delaware Technology and Innovation Fund (the "Fund") as of June 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Technology and Innovation Fund at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
August 9, 2002

Proxy
   Results

Unaudited

Delaware Technology and Innovation Fund shareholders voted on the following proposal at the special meeting of shareholders on April 26, 2002, or as adjourned. The description of the proposal and number of shares voted are as follows:

1. To adopt a new fundamental investment restriction concerning industry concentration

                                Number of shares       % of Outstanding Shares       % of Shares Voted
                                -----------------      -----------------------       -----------------
Affirmative                       9,043,705.730               45.513%                     88.759%
Against                             484,225.378                2.437%                      4.753%
Abstain                             661,112.088                3.327%                      6.488%
Total                            10,189,043.196               51.277%                     100.00%

Fund Totals:
Record Total                     19,870,513.514
Voted Shares                     10,189,043.196
Percent Voted                           51.277%

Board of Trustees/Officers
       Addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal           Number of            Other
             Name,              Position(s)                                Occupation(s)    Portfolios in Fund    Directorships
            Address              Held with        Length of Time               During         Complex Overseen       Held by
        and Birthdate             Fund(s)             Served                 Past 5 Years         by Trustee         Trustee
------------------------------------------------------------------------------------------------------------------------------------

    Interested Trustees

Charles E. Haldeman, Jr.(1)      Chairman             2 Year           Since January 1, 2000,          89              None
     2005 Market Street         and Trustee                               Mr. Haldeman has
      Philadelphia, PA                                                   served in various
            19103                                                   capacities at different times
                                                                     at Delaware Investments(2)

                                                                      President/Chief Operating
      October 29, 1948                                                   Officer/Director -
                                                                      United Asset Management
                                                                   (January 1998 - January 2000)


                                                                         Partner/Director -
                                                                       Cooke and Bieler, Inc.
                                                                       (Investment Management)
                                                                     (June 1974 - January 1998)

     David K. Downes(3)         President,           9 Years -             Mr. Downes has            107       Director/President -
     2005 Market Street      Chief Executive    Executive Officer        served in various                       Lincoln National
      Philadelphia, PA           Officer,                               executive capacities                  Convertible Securities
            19103            Chief Financial    3 Years - Trustee        at different times                         Fund, Inc.
                           Officer and Trustee                        at Delaware Investments
       January 8, 1940                                                                                         Director/President -
                                                                                                                 Lincoln National
                                                                                                                Income Fund, Inc.

    Independent Trustees

      Walter P. Babich           Trustee           14 Years               Board Chairman -           107               None
    460 North Gulph Road                                             Citadel Constructors, Inc.
     King of Prussia, PA                                                  (1989 - Present)
            19406

       October 1, 1927


(1) Mr. Haldeman is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, accounting service provider and transfer agent.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.

(3) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.

(4)  Mr. Durham served as a Director Emeritus from 1995 through 1998.

                                                                        Principal           Number of                 Other
             Name,         Position(s)                                Occupation(s)    Portfolios in Fund         Directorships
            Address         Held with        Length of Time               During         Complex Overseen            Held by
        and Birthdate        Fund(s)             Served                 Past 5 Years         by Trustee              Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

    John H. Durham             Trustee         23 Years(4)                Private Investor           107             Trustee -
     P.O. Box 819                                                                                                Abington Memorial
  Gwynedd Valley, PA                                                                                                  Hospital
         19437
                                                                                                                President/Director -
    August 7, 1937                                                                                               22 WR Corporation


      John A. Fry              Trustee          1 Year                        President -             89             Director -
     P.O. Box 3003                                                    Franklin & Marshall College                Sovereign Bancorp
    Lancaster, PA                                                        (June 2002 - Present)
         17604                                                                                                       Director -
                                                                      Executive Vice President -                   Sovereign Bank
     May 28, 1960                                                     University of Pennsylvania
                                                                       (April 1995 - June 2002)

   Anthony D. Knerr            Trustee         12 Years               Founder/Managing Director -    107                None
   500 Fifth Avenue                                                   Anthony Knerr & Associates
     New York, NY                                                       (Strategic Consulting)
         10110                                                             (1990 - Present)

   December 7, 1938

     Ann R. Leven              Trustee         13 Years            Treasurer/Chief Fiscal Officer -  107             Director -
    785 Park Avenue                                                     National Gallery of Art                 Recoton Corporation
     New York, NY                                                            (1994 - 1999)
         10021                                                                                                       Director -
                                                                                                                   Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                 Warhol Foundation

   Thomas F. Madison           Trustee         8 Years                      President/Chief          107         Director - Valmont
200 South Fifth Street                                                    Executive Officer -                     Industries, Inc.
      Suite 2100                                                          MLM Partners, Inc.
   Minneapolis, MN                                                     (Small Business Investing                   Director - ACI
         55402                                                              and Consulting)                      Telecentrics Inc.
                                                                       (January 1993 - Present)
   February 25, 1936                                                                                             Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

 Janet L. Yeomans              Trustee         3 Years                Vice President Treasurer -     107                None
Building 220-13W-37                                                         3M Corporation
   St. Paul, MN                                                          (July 1995 - Present)
       55144

  July 31, 1948                                                          Ms. Yeomans has held
                                                                          various management
                                                                      positions at 3M Corporation
                                                                              since 1983.

                                                                             Principal           Number of            Other
             Name,              Position(s)                                Occupation(s)    Portfolios in Fund    Directorships
            Address              Held with        Length of Time               During         Complex Overseen       Held by
        and Birthdate             Fund(s)             Served                 Past 5 Years         by Trustee         Trustee
------------------------------------------------------------------------------------------------------------------------------------

Officers

 William E. Dodge          Executive Vice         2  Years         Executive Vice President and      107              None
2005 Market Street         President and                            Chief Investment Officer -
 Philadelphia, PA         Chief Investment                              Equity of Delaware
       19103              Officer - Equity                       Investment Advisers, a series of
                                                                       Delaware Management
   June 29, 1949                                                          Business Trust
                                                                      (April 1999 - Present)

                                                                        President, Director
                                                                         of Marketing and
                                                                    Senior Portfolio Manager -
                                                                    Marvin & Palmer Associates
                                                                      (Investment Management)
                                                                    (August 1996 - April 1999)

 Jude T. Driscoll          Executive Vice         1 Year            Executive Vice President and     107              None
2005 Market Street         President and                               Head of Fixed-Income of
 Philadelphia, PA             Head of                              Delaware Investment Advisers,
       19103                Fixed-Income                                a series of Delaware
                                                                      Management Business Trust
  March 10, 1963                                                      (August 2000 - Present)

                                                                      Senior Vice President and
                                                                 Director of Fixed-Income Process -
                                                                     Conseco Capital Management
                                                                     (June 1998 - August 2000)

                                                                         Managing Director -
                                                                    NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)

Richard J. Flannery   Executive Vice President,   5  Years           Mr. Flannery has served in      107              None
2005 Market Street      General Counsel and                         various executive capacities
 Philadelphia, PA       Chief Administrative                           at different times at
       19103                   Officer                                 Delaware Investments.

September 30, 1957


Richelle S. Maestro    Senior Vice President,     9 Years             Ms. Maestro has served in      107              None
2005 Market Street     Deputy General Counsel                       various executive capacities
 Philadelphia, PA           and Secretary                              at different times at
       19103                                                           Delaware Investments.

 November 26, 1957

 Michael P. Bishof      Senior Vice President     6 Years             Mr. Bishof has served in       107              None
2005 Market Street          and Treasurer                           various executive capacities
 Philadelphia, PA                                                      at different times at
       19103                                                           Delaware Investments.

  August 18, 1962


The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This annual report is for the information of Delaware Technology and Innovation Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Technology and Innovation Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                               Affiliated Officers                        Contact Information
Charles E. Haldeman, Jr.                        William E. Dodge                           Investment Manager
Chairman                                        Executive Vice President and               Delaware Management Company
Delaware Investments Family of Funds            Chief Investment Officer, Equity           Philadelphia, PA
Philadelphia, PA                                Delaware Investments Family of Funds
                                                Philadelphia, PA                           International Affiliate
Walter P. Babich                                                                           Delaware International Advisers Ltd.
Board Chairman                                  Jude T. Driscoll                           London, England
Citadel Constructors, Inc.                      Executive Vice President and
King of Prussia, PA                             Head of Fixed Income                       National Distributor
                                                Delaware Investments Family of Funds       Delaware Distributors, L.P.
David K. Downes                                 Philadelphia, PA                           Philadelphia, PA
President and Chief Executive Officer
Delaware Investments Family of Funds            Richard J. Flannery                        Shareholder Servicing, Dividend
Philadelphia, PA                                President and Chief Executive Officer      Disbursing and Transfer Agent
                                                Delaware Distributors, L.P.                Delaware Service Company, Inc.
John H. Durham                                  Philadelphia, PA                           2005 Market Street
Private Investor                                                                           Philadelphia, PA 19103-7094
Gwynedd Valley, PA                              Richelle S. Maestro
                                                Senior Vice President,
John A. Fry                                     Deputy General Counsel and Secretary       For Shareholders
President                                       Delaware Investments Family of Funds       800 523-1918
Franklin & Marshall College                     Philadelphia, PA
Lancaster, PA                                                                              For Securities Dealers and Financial
                                                Michael P. Bishof                          Institutions Representatives Only
Anthony D. Knerr                                Senior Vice President and Treasurer        800 362-7500
Consultant                                      Delaware Investments Family of Funds
Anthony Knerr & Associates                      Philadelphia, PA                           Web site
New York, NY                                                                               www.delawareinvestments.com

Ann R. Leven
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

(6428)                                                        Printed in the USA
AR-492 [6/02] VG 8/02                                         J8455